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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   August 8, 2005


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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



           DELAWARE                 000-50302                     16-1633636
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(State or Other Jurisdiction of    (Commission                 (I.R.S. Employer
 Incorporation or Organization)    File Number)              Identification No.)



       5 REGENT STREET, SUITE 520
         LIVINGSTON, NEW JERSEY                                      07039
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(Address of Principal Executive Offices)                           (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 8, 2005, the Company announced, via press release, the Company's financial results for period ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.




ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (c)  List of Exhibits

                  99.1 Press release dated August 8, 2005 entitled "Trey Resources Reports Revenues in Excess of $955,000 for Second Quarter".





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TREY RESOURCES, INC.


                                          By: /s/ Mark Meller
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                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer

Date:  August 16, 2005











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                                INDEX OF EXHIBITS


     99.1 Press release dated August 8, 2005 entitled "Trey Resources Reports Revenues in Excess of $955,000 for Second Quarter".































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